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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT - November 20, 2003
                        (Date of Earliest Event Reported)

                        ARMSTRONG WORLD INDUSTRIES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 1-2116

              Pennsylvania                                        23-0366390
              ------------                                        ----------
        (State of Incorporation)                               (I.R.S. Employer
                                                             Identification No.)

   2500 Columbia Avenue, Lancaster, PA                              17603
   -----------------------------------                              -----
          (Address of principal                                    Zip Code
           executive offices)

       Registrant's telephone number, including area code: (717) 397-0611


                            ARMSTRONG HOLDINGS, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

                          Commission File No. 000-50408

                Pennsylvania                                      23-3033414
                ------------                                      ----------
           (State of Incorporation)                            (I.R.S. Employer
                                                             Identification No.)

      2500 Columbia Avenue, Lancaster, PA                           17603
      -----------------------------------                           -----
             (Address of principal                                 Zip Code
              executive offices)

       Registrant's telephone number, including area code: (717) 397-0611

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ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE.

           On November 20, 2003, Armstrong World Industries, Inc. ("AWI") issued a press release concerning developments in its chapter 11 case, including the outcome of a hearing on confirmation of its plan of reorganization held before the U.S. Bankruptcy Court for the District of Delaware on November 17 and 18 . A copy of the press release is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

           In connection with the hearing, AWI recently filed revised projected financial information with the Bankruptcy Court. This revised information updated the projected financial information which AWI previously had filed with the Bankruptcy Court and which was attached as Exhibit C to the Disclosure Statement dated May 23, 2003 provided to AWI's creditors (a copy of which was filed with the U.S. Securities and Exchange Commission as Exhibit 99.2 to AWI's Current Report dated Form 8-K on May 23, 2003). AWI has prepared the updated projected financial information solely to help demonstrate to the Bankruptcy Court the feasibility of AWI's plan of reorganization and AWI's ability to continue operations upon its emergence from chapter 11 . A copy of the updated projected financial information filed with the Bankruptcy Court is filed as
Exhibit 99.2 to this Report. The updated projected financial information and various estimates of value therein discussed should not be regarded as representations or warranties by AWI, Armstrong Holdings, Inc. or any other person as to the accuracy of such information with respect to AWI's future performance or that any such projection or valuation will be realized. The projections have not been, and will not be, updated on an ongoing basis. As indicated in the information accompanying the projections, the projections reflect numerous assumptions concerning AWI's anticipated future performance and with respect to prevailing and anticipated market and economic conditions as of the time they were prepared, factors which were and remain beyond AWI's control and which may not materialize. Actual results may vary significantly from those contemplated by the projections. The projections should not be relied upon by existing or potential investors in determining whether to hold, sell or purchase any securities issued by AWI or Armstrong Holdings, Inc.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

       Exhibit No.                           Description
       -----------                           -----------

           99.1               Press Release dated November 20, 2003.

           99.2 Revised projected financial information of Armstrong World Industries, Inc. as filed with the United States Bankruptcy Court for the District of Delaware on November 10, 2003.

Certain statements in this Current Report contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements provide our expectations or forecasts of future events. Actual results could differ materially as a result of known and unknown risks and uncertainties and other factors, including: the outcome of Armstrong World Industries Inc.'s ("AWI") Chapter 11 case; our ability to maintain financial liquidity; AWI's asbestos-related liability and any other litigation; variations in raw material and energy costs; our success in achieving manufacturing efficiencies and price increases; our success in introducing new products; product and price competition caused by factors such as worldwide excess industry capacity; interest, foreign exchange and effective tax rates; success in achieving integration of and synergies from our acquisitions; greater than expected working capital requirements; business combinations among competitors and suppliers; the strength of domestic and foreign end-use markets and improved efficiencies in the European flooring market; effects on international operations from changes in intellectual property protection and trade regulations; and other risks, uncertainties and factors disclosed in our and AWI's most recent reports on Forms 10-K, 10-Q and 8-K filed with the SEC. We undertake no obligation to update any forward-looking statement.




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                                   SIGNATURES
                                   ----------

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ARMSTRONG WORLD INDUSTRIES, INC.



                                       By:  /s/ Walter T. Gangl
                                          --------------------------------------
                                          Name:  Walter T. Gangl
                                          Title: Assistant Secretary

                                       ARMSTRONG HOLDINGS, INC.



                                       By:  /s/ Walter T. Gangl
                                           -------------------------------------
                                           Name:  Walter T. Gangl
                                           Title: Deputy General Counsel
                                                  and Assistant Secretary

Dated:  November 20, 2003